FOR IMMEDIATE RELEASE

LivePerson Successfully Closes Strategic Refinancing, Strengthening Balance Sheet and Accelerating Path to Positive Cash Flow
NEW YORK, September 15, 2025 -- LivePerson, Inc. (NASDAQ: LPSN) (“LivePerson” or the “Company”), a leading provider of trusted enterprise conversational AI and outcome-driven digital transformation, today announced the successful closing of its previously disclosed deleveraging transaction. This pivotal step represents the culmination of the Company’s multi-year effort to deleverage the balance sheet, capture debt discount accretive to equity, and strengthen its broader financial foundation.
The completed transaction, coupled with proactive adjustments to the Company’s cost structure, positions LivePerson to generate positive cash flow in 2026 and enables the Company to sharpen its focus on strategic execution and innovation.
“The successful closing of this refinancing marks a new chapter for LivePerson,” said John Sabino, CEO of LivePerson. “Our team has executed with discipline, strengthening our financial position and right-sizing our cost structure while optimizing our focus on innovation and delivery of business outcomes for our customers. With momentum from our recently expanded partnerships with Google Cloud and AWS, and recent industry recognition from Gartner and G2, we are well-positioned to execute our strategy.”
The second leg of the Company’s successful refinancing achieves several key value-enhancing objectives:
●Strengthens the Balance Sheet: Materially deleverages the Company by $226 million, shifting enterprise value from debt holders to equity holders.
●Accretive to Shareholders: Captures a significant $181 million debt discount, which is directly accretive to all shareholders.
●Extends Debt Maturities: Provides financial certainty and a clear operational runway by extending the Company’s debt maturity profile to December 2029.
●Strengthens Commercial Profile: Provides clarity to customers and partners regarding the Company’s financial health and viability as a long-term strategic partner.
“This transaction was the successful culmination of a multi-year, strategic effort to deleverage our balance sheet,” said John Collins, CFO and COO of LivePerson. “We have decisively strengthened our capital structure and enabled value creation through extending runway to execute our strategy, shifting a greater proportion of enterprise value to equity holders by capturing debt discount and reducing total indebtedness, and addressing a key commercial enabler by reinforcing customer confidence in our role as a long-term strategic partner.”
In recent months, LivePerson has also proactively implemented significant adjustments to its cost structure, including a more streamlined workforce. These actions were taken to ensure the Company’s expenses are aligned with its business performance to strengthen the Company’s financial profile, accelerate its path to profitability, and position the Company to become cash flow positive in 2026.

With this refinancing completed, the Company is now better positioned to deliver on its strategic vision, its role as a mission-critical strategic partner to its customers, and its commitment to value creation for shareholders.
About LivePerson
LivePerson (NASDAQ: LPSN) is a leader in trusted enterprise conversational AI and digital transformation. The world's leading brands use our award-winning LivePerson platform to connect with millions of consumers. We power nearly a billion conversational interactions every month, providing uniquely rich data analytics and safety tools to unlock the power of conversational AI for better business outcomes. Fast Company named LivePerson the #1 Most Innovative AI Company in the world. Learn more at liveperson.com.
Forward-Looking Statements
Statements in this press release and on our earnings call regarding LivePerson that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements, including but not limited to financial guidance, changes to our capital structure, our ability to execute on our transformation strategy, the effects of our cost-reduction efforts, our ability to generate positive cash flow or achieve profitability and the timing thereof, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. With respect to our financial guidance, we note that it is routine for our internal projections and expectations to change as the quarter and year progress, and therefore it should be clearly understood that the internal projections and beliefs upon which we base our expectations may change. Although these expectations may change, we are under no obligation to inform you if they do. Some of the factors that could cause actual results to differ materially from the forward-looking statements contained herein include, without limitation: our ability to retain existing customers and cause them to purchase additional services and to attract new customers; the intensive personnel, infrastructure and resource commitment required to support our customer base; our ability to retain key personnel, attract new personnel and to manage staff attrition; our ability to successfully integrate acquisitions; our ability to refinance our substantial indebtedness before it becomes due or to secure necessary additional financing on commercially reasonable terms, or at all; lengthy sales cycles; delays in our implementation cycles; payment-related risks; potential fluctuations in our quarterly revenue and operating results; limitations on the effectiveness of our controls; non-payment or late payment of amounts due to us from a significant number of customers; volatility in the capital markets; recognition of revenue from subscriptions; customer retention and engagement; our ability to develop and maintain successful relationships with partners, service partners, social media and other third-party consumer messaging platforms and endpoints; our ability to effectively operate on mobile devices; the highly competitive markets in which we operate; general economic conditions; failures or security breaches in our services, those of our third-party service providers, or in the websites of our customers; regulation or possible misappropriation of personal information belonging to our customers' Internet users; US and international laws and regulations regarding privacy data protection and AI and increased public scrutiny of privacy, security and AI issues that could result in increased government regulation and other legal obligations; ongoing litigation and legal matters; new regulatory or other legal requirements that could materially impact our business; governmental export controls and economic sanctions; industry-specific regulation and unfavorable industry-specific laws, regulations or interpretive positions; future regulation of the Internet or mobile devices; technology-related defects that could disrupt the LivePerson services; our ability to protect our intellectual property rights or potential infringement of the intellectual property rights of third parties; the use of AI in our product offerings or by our vendors; the presence of, and difficulty in correcting, errors, failures or "bugs" in our products; our ability to license necessary third-party software for use in our products and services, and our ability to successfully integrate third-party software; potential adverse impact due to foreign currency and cryptocurrency exchange rate fluctuations; additional regulatory requirements, tax liabilities, currency exchange rate fluctuations and other risks if and as we expand; risks related to our operations in Israel; potential failure to meet service level commitments to certain customers; legal liability and/or negative publicity for the services provided to consumers via our technology platforms; technological or other defects that could disrupt or negatively impact our services; our ability to maintain our reputation; changes in accounting principles generally accepted in the United States; natural catastrophic events and interruption to our business by man-made problems; potential limitations on our ability to use net operating losses to offset future taxable income; and risks related to our common stock being traded on more than one securities exchange; and other factors described in the "Risk Factors" sections of the Company's Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 14, 2025, and the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025, filed with the SEC on August 13, 2025. This list is intended to identify only certain of the principal factors that could cause actual results to differ from those discussed in the forward-looking statements. Readers are referred to the Company's reports and documents filed from time to time by us with the Securities and Exchange Commission for a discussion of these and other important factors that could cause actual results to differ from those discussed in forward-looking statements.
Important Additional Information and Where to Find It

On August 27, 2025, LivePerson, Inc. (“LivePerson”) filed a preliminary proxy statement on Schedule 14A (the “Proxy Statement”) and accompanying proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with a special meeting of stockholders (the “Special Meeting”) and the solicitation of proxies in respect of proposed amendments to LivePerson’s certificate of incorporation (“charter amendments”). The Proxy Statement and accompanying proxy card are in preliminary form and LivePerson intends to file and mail to stockholders of record entitled to vote at the Special Meeting a definitive proxy statement and other documents, including a proxy card. LivePerson may also file other relevant documents with the SEC regarding its solicitation of proxies for the Special Meeting. This communication is not a substitute for any proxy statement or other document that LivePerson has filed or may file with the SEC in connection with any solicitation by LivePerson.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED CHARTER AMENDMENTS.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by LivePerson through the SEC’s website at www.sec.gov or LivePerson’s website at https://ir.liveperson.com/financial-information/sec-filings.

Certain Information Regarding Participants

LivePerson, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from LivePerson stockholders in connection with the matters to be considered at the Special Meeting. Information regarding LivePerson’s directors and executive officers and their respective interests in LivePerson, by securities holdings or otherwise, is available in the Proxy Statement, which was filed with the SEC on August 27, 2025, including in the section captioned “Ownership of Securities.” To the extent that LivePerson’s directors and executive officers who may be deemed to be participants in the solicitation have acquired or disposed of securities holdings since the applicable “as of” date disclosed in the Proxy Statement, such transactions have been or will be reflected on Statements of Changes in Ownership of Securities on Form 4 or Initial Statements of Beneficial Ownership of Securities on Form 3 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.
Investor Relations Contact: ir-lp@liveperson.com